UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

July 23, 2010

NEVADA GOLD & CASINOS, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-15517	88-0142032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Briar Hollow Lane, Suite 500W Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(713) 621-2245
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

The text set forth below in Item 2.01 (Completion of Acquisition or Disposition of Assets) is incorporated into this Item by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 26, 2010, Nevada Gold & Casinos, Inc. (the “Company”) announced that, on July 23, 2010, its wholly-owned subsidiary, NG Washington II, LLC, completed the acquisition of six mini-casinos located in western Washington State pursuant to an Asset Purchase Agreement dated April 14, 2010 (the “APA”) between NG Washington II, LLC, as buyer, and Grant Thornton Ltd., in its capacity as court-appointed receiver for Big Nevada, Inc., Gameco, Inc., Gaming Consultants, Inc., Gaming Management, Inc., Golden Nugget Tukwila, Inc., Hollydrift Gaming, Inc., Little Nevada, Inc., Mill Creek Gaming, Inc., Royal Casino Holdings, Inc. and Silver Dollar Mill Creek, Inc.  The mini-casinos are the Silver Dollar Casino SeaTac, Silver Dollar Casino Renton, Silver Dollar Casino Mill Creek, Club Hollywood Casino located in Shoreline, Royal Casino located in Everett and Golden Nugget Casino located in Tukwila.  The mini-casinos were previously owned by subsidiaries of Evergreen Gaming Corporation, a British Columbia Corporation, which is currently under bankruptcy court protection.  NG Washington II, LLC has also entered with Grant Thornton Ltd. into an Amendment to the APA dated July 20, 2010 with regard to its decision not to acquire the Silver Dollar Casino in Tukwila due to consistent losses of this property.

The total purchase price for this acquisition of $11.07 million consists of $6 million in cash while the remaining amount is financed by a $5.07 million loan pursuant to a Credit Agreement dated July 23, 2010 (the “Credit Agreement”) between Fortress Credit Corp., as agent for the lenders, and NG Washington II Holdings, LLC, as borrower.  NG Washington II Holdings, LLC is a wholly-owned subsidiary of the Company and a direct parent of NG Washington II, LLC.  The loan bears an annual interest rate of a 30-day LIBOR plus 9%, subject to a 30-day LIBOR floor of 2%, with the maturity date of July 23, 2012.  The borrower has an option to extend the maturity date for one additional year subject to meeting certain conditions.   The loan is guaranteed by two of the Company’s wholly-owned subsidiaries, NG Washington, LLC and NG Washington II, LLC, and secured by all assets of NG Washington II Holdings, LLC and NG Washington II, LLC.  The terms of the Credit Agreement contain, among others, customary events of default, including nonpayment when due of principal or any interest or fees or other amounts owing within specified grace periods, and failure to comply with certain affirmative or negative covenants, including certain financial covenants.

The above description is a summary only and is qualified in its entirety by reference to the Credit Agreement and related documents as well as a copy of the Press Release dated July 26, 2010, all filed herewith.

Item 9.01.   Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

All required financial statements of the acquired businesses will be filed by an amendment to this Form 8-K no later than 71 days after the date this initial report on Form 8-K must be filed.

(b)	Pro Forma Financial Information.

All required pro forma financial information of the Company, taking into account this acquisition, will be filed no later than 71 days after the date this initial report on Form 8-K must be filed.

(d)	Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:

10.1	Credit Agreement dated July 23, 2010 between NG Washington II Holdings, LLC, as Borrower, and Fortress Credit Corp., as agent for the lenders.
10.2	Membership Interest Pledge Agreement dated July 23, 2010 between Nevada Gold & Casinos, Inc., as grantor, and Fortress Credit Corp., as agent for the lenders.
10.3	Pledge and Security Agreement dated July 23, 2010 among NG Washington II Holdings, LLC and NG Washington II, LLC, as grantors, and Fortress Credit Corp., as agent for the lenders.
10.4	Promissory Note dated July 23, 2010 issued by NG Washington II Holdings, LLC to Fortress Credit Funding II LP.
10.5	Promissory Note dated July 23, 2010 issued by NG Washington II Holdings, LLC to Fortress Credit Opportunities I LP.
10.6	Guaranty dated July 23, 2010 among NG Washington, LLC and NG Washington II, LLC, as guarantors, and Fortress Credit Corp., as agent for the lenders.
10.7
Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Silver Dollar Casino SeaTac) dated July 23, 2010 among NG Washington II, LLC, as trustor, Lawyers Title Insurance Corporation, as trustee, and Fortress Credit Corp., as beneficiary for the lenders.

10.8
Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Silver Dollar Casino Renton) dated July 23, 2010 among NG Washington II, LLC, as trustor, Lawyers Title Insurance Corporation, as trustee, and Fortress Credit Corp., as beneficiary for the lenders.

10.9
Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Silver Dollar Casino Mill Creek) dated July 23, 2010 among NG Washington II, LLC, as trustor, Lawyers Title Insurance Corporation, as trustee, and Fortress Credit Corp., as beneficiary for the lenders.

10.10
Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Club Hollywood Shoreline Casino) dated July 23, 2010 among NG Washington II, LLC, as trustor, Lawyers Title Insurance Corporation, as trustee, and Fortress Credit Corp., as beneficiary for the lenders.

10.11
Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Club Hollywood Shoreline Parking Lot) dated July 23, 2010 among NG Washington II, LLC, as trustor, Lawyers Title Insurance Corporation, as trustee, and Fortress Credit Corp., as beneficiary for the lenders.

10.12
Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Golden Nugget Casino Tukwila) dated July 23, 2010 among NG Washington II, LLC, as trustor, Lawyers Title Insurance Corporation, as trustee, and Fortress Credit Corp., as beneficiary for the lenders.

10.13
Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Royal Casino Everett) dated July 23, 2010 among NG Washington II, LLC, as trustor, Lawyers Title Insurance Corporation, as trustee, and Fortress Credit Corp., as beneficiary for the lenders.

10.14
Environmental Indemnity Agreement dated July 23, 2010 among Nevada Gold & Casinos, Inc., NG Washington II Holdings, LLC and NG Washington II, LLC, as indemnitors, and Fortress Credit Corp., as agent for the lenders.

10.15
Amendment to the Asset Purchase Agreement dated April 14, 2010 between NG Washington II, LLC, as buyer, and Grant Thornton, Ltd, in its capacity as court-appointed receiver for Big Nevada, Inc., Gameco, Inc., Gaming Consultants, Inc., Gaming Management, Inc., Golden Nugget Tukwila, Inc., Hollydrift Gaming, Inc., Little Nevada, Inc., Mill Creek Gaming, Inc., Royal Casino Holdings, Inc. and Silver Dollar Mill Creek, Inc.

10.16
Amendment, Waiver and Release to the Amended and Restated Security Agreement by and between Louise H. Rogers and Nevada Gold & Casinos, Inc., Gold Mountain Development, LLC, CGC Holdings, LLC, Colorado Grande Enterprises, Inc., Nevada Gold BVR, LLC and NG Washington, LLC.

99.1	Press Release dated July 26, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

NEVADA GOLD & CASINOS, INC.

Date: July 28, 2010	By:	/s/ James J. Kohn
James J. Kohn
Executive Vice President and CFO

INDEX TO EXHIBITS

Item	Exhibit
10.1	Credit Agreement dated July 23, 2010 between NG Washington II Holdings, LLC, as Borrower, and Fortress Credit Corp., as agent for the lenders.
10.2	Membership Interest Pledge Agreement dated July 23, 2010 between Nevada Gold & Casinos, Inc., as grantor, and Fortress Credit Corp., as agent for the lenders.
10.3	Pledge and Security Agreement dated July 23, 2010 among NG Washington II Holdings, LLC and NG Washington II, LLC, as grantors, and Fortress Credit Corp., as agent for the lenders.
10.4	Promissory Note dated July 23, 2010 issued by NG Washington II Holdings, LLC to Fortress Credit Funding II LP.
10.5	Promissory Note dated July 23, 2010 issued by NG Washington II Holdings, LLC to Fortress Credit Opportunities I LP.
10.6	Guaranty dated July 23, 2010 among NG Washington, LLC and NG Washington II, LLC, as guarantors, and Fortress Credit Corp., as agent for the lenders.
10.7
Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Silver Dollar Casino SeaTac) dated July 23, 2010 among NG Washington II, LLC, as trustor, Lawyers Title Insurance Corporation, as trustee, and Fortress Credit Corp., as beneficiary for the lenders.

10.8
Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Silver Dollar Casino Renton) dated July 23, 2010 among NG Washington II, LLC, as trustor, Lawyers Title Insurance Corporation, as trustee, and Fortress Credit Corp., as beneficiary for the lenders.

10.9
Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Silver Dollar Casino Mill Creek) dated July 23, 2010 among NG Washington II, LLC, as trustor, Lawyers Title Insurance Corporation, as trustee, and Fortress Credit Corp., as beneficiary for the lenders.

10.10
Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Club Hollywood Shoreline Casino) dated July 23, 2010 among NG Washington II, LLC, as trustor, Lawyers Title Insurance Corporation, as trustee, and Fortress Credit Corp., as beneficiary for the lenders.

10.11
Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Club Hollywood Shoreline Parking Lot) dated July 23, 2010 among NG Washington II, LLC, as trustor, Lawyers Title Insurance Corporation, as trustee, and Fortress Credit Corp., as beneficiary for the lenders.

10.12
Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Golden Nugget Casino Tukwila) dated July 23, 2010 among NG Washington II, LLC, as trustor, Lawyers Title Insurance Corporation, as trustee, and Fortress Credit Corp., as beneficiary for the lenders.

10.13
Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Royal Casino Everett) dated July 23, 2010 among NG Washington II, LLC, as trustor, Lawyers Title Insurance Corporation, as trustee, and Fortress Credit Corp., as beneficiary for the lenders.

10.14
Environmental Indemnity Agreement dated July 23, 2010 among Nevada Gold & Casinos, Inc., NG Washington II Holdings, LLC and NG Washington II, LLC, as indemnitors, and Fortress Credit Corp., as agent for the lenders.

10.15
Amendment to the Asset Purchase Agreement dated April 14, 2010 between NG Washington II, LLC, as buyer, and Grant Thornton, Ltd, in its capacity as court-appointed receiver for Big Nevada, Inc., Gameco, Inc., Gaming Consultants, Inc., Gaming Management, Inc., Golden Nugget Tukwila, Inc., Hollydrift Gaming, Inc., Little Nevada, Inc., Mill Creek Gaming, Inc., Royal Casino Holdings, Inc. and Silver Dollar Mill Creek, Inc.

10.16
Amendment, Waiver and Release to the Amended and Restated Security Agreement by and between Louise H. Rogers and Nevada Gold & Casinos, Inc., Gold Mountain Development, LLC, CGC Holdings, LLC, Colorado Grande Enterprises, Inc., Nevada Gold BVR, LLC and NG Washington, LLC.

99.1	Press Release dated July 26, 2010.